NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND NONE OF THE FOREGOING MAY BE SOLD, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACT THAT HAS BECOME EFFECTIVE AND THAT IS CURRENT WITH RESPECT THERETO, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE ACT, BUT ONLY IF THE HOLDER HEREOF FIRST HAS OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY OR THE WRITTEN OPINION OF OTHER COUNSEL (WHICH COUNSEL AND OPINION (IN FORM AND SUBSTANCE) SHALL BE REASONABLY SATISFACTORY TO THE COMPANY) THAT THE PROPOSED DISPOSITION COMPLIES WITH ALL APPLICABLE PROVISIONS OF THE ACT AND ANY AND ALL APPLICABLE "BLUE SKY" OR SIMILAR SECURITIES LAWS.

                                                          _______________, 199__

                          WARRANT TO PURCHASE SHARES OF
                             CLASS A COMMON STOCK OF
                             INTERACTIVE MAGIC, INC.

     THIS CERTIFIES THAT for value received, ________________________ (together with [his] permitted successors and assigns, the "Holder") is entitled to subscribe for and purchase ______________________ fully paid and non-assessable shares (as adjusted pursuant to the provisions hereof, the "Shares") of Class A Common Stock, par value $0.10 per share, of Interactive Magic, Inc., a Maryland corporation (the "Company"), at an exercise price per share of $______ (such exercise price, as adjusted from time to time pursuant to the provisions hereof, the "Exercise Price"), subject to the provisions and upon the terms and conditions set forth herein.

     1. Term. This Warrant is exercisable at any time after ___________________ and prior to ___________________ (the "Exercise Period").

     2. Exercise of Warrant.

          2.1 This Warrant is exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional Shares), at any time and from time to time during the Exercise Period by the surrender hereof (with the annexed Subscription Form duly executed) at the principal office of the Company, together with payment to the Company, in cash or by certified or official bank check, of an amount equal to the Exercise Price multiplied by the number of Shares then being purchased. Upon the purchase of less than all of the Shares purchasable hereunder, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver to the Holder hereof a new Warrant of like tenor for the balance of the Shares purchasable hereunder.

          2.2 In lieu of exercising this Warrant pursuant to Section 2.1 above, the Company may permit the Holder to convert any then-existing rights to purchase Class A Common Stock pursuant to this Warrant, in whole or in part (but not as to fractional Shares), at any time and from time to time during the Exercise Period into Shares (the "Conversion Right"), upon delivery of written notice of intent to convert to the Company at the principal office of the Company, together with this Warrant. Upon exercise of the Conversion Right, the Company shall deliver to the Holder (without payment by the

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


     Holder of any Exercise Price) that number of Shares which is equal to the quotient obtained by dividing (x) the value of the number of Shares with respect to which the Conversion Right is being exercised (determined by subtracting the aggregate Exercise Price for the Shares with respect to which the Conversion Right is being exercised from a number equal to the product of (i) the fair market value per Share as at such time, and (ii) the number of Shares with respect to which the Conversion Right is being exercised) by (y) the fair market value per Share. Any references in this Warrant to the "exercise" of this Warrant, and the use of the term exercise herein, shall be deemed to include (without limitation) any exercise of the Conversion Right.

     3. Issuance of Certificates. Upon the exercise of this Warrant, the issuance of certificates for Shares underlying this Warrant shall be made promptly without charge to the Holder hereof, and such certificates shall be issued (subject to the provisions of Section 4 hereof) in the name of, or in such names as may be directed by, the Holder hereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The person or persons in whose name(s) any certificate(s) representing Shares shall be issued upon exercise hereof shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby, and such Shares shall be deemed to have been issued, immediately prior to the close of business on the date(s) upon which this Warrant is exercised.

     4. Restrictions on Exercise and Transfer.

          4.1 Exercise. The Company may reject any exercise of this Warrant if the Company determines that the issuance of Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable securities or other law or regulation. As a condition to the exercise of the Warrant, the Company may require the Holder to make any representation and warranty to the Company as may be required by any applicable law or regulation.

          4.2 Holder's Intent. The Holder of this Warrant, by acceptance hereof, represents and warrants to the Company that such Holder is acquiring this Warrant and the Shares for investment for the Holder's own account and not with a view to, or for resale in connection with, any distribution thereof.

          4.3 Transfer. Neither this Warrant nor the Shares have been registered under the Securities Act of 1933, as amended (the "Act"), and none of the foregoing may be sold or transferred in whole or in part unless the Holder shall have first given notice to the Company describing such sale or transfer and furnished to the Company an opinion of counsel (which counsel and opinion (in form and substance) shall be reasonably satisfactory to the Company) to the effect that the proposed sale or transfer may be made without registration under the Act; provided, however, that the foregoing transfer restriction shall not apply if there is in effect a registration statement with respect to this Warrant or the Shares, as the case may be, at the time of the proposed sale or transfer. Each certificate representing Shares purchased hereunder shall bear a legend to the foregoing effect.

     5. Adjustment. The Purchase Price and the number of Shares purchasable hereunder shall be adjusted as set forth in this Section 5 with the intent that the rights of the Holder to exercise the

Warrant shall not be impaired. For purposes of this Section 5, "Original Issue Date" shall mean the date hereof.

          5.1 Subdivision or Combination of Class A Common Stock.

               (1) Subdivision. In the event that the Company at any time or from time to time after the Original Issue Date shall declare or pay any dividend on the shares of Class A Common Stock payable in shares of Class A Common Stock or in any right to acquire shares of Class A Common Stock, or shall effect a subdivision of the outstanding shares of Class A Common Stock into a greater number of shares of Class A Common Stock (by stock split, reclassification or otherwise), then the Exercise Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be decreased proportionately.

               (2) Combination. In the event that at any time or from time to time after the Original Issue Date the outstanding shares of Class A Common Stock shall be combined or consolidated into a lesser number of shares of Class A Common Stock (by reclassification or otherwise), then the Exercise Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be increased proportionately.

          5.2 Reclassification, Exchange or Substitution. In the event of any reorganization or any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another entity or entities or the conveyance of all or substantially all of the Company's assets to another entity (except for any such transaction that is treated as a liquidation, dissolution or winding up of the Company), this Warrant shall thereafter be exercisable for the number of shares of stock or other securities or property (including cash) to which a holder of the number of remaining Shares purchasable hereunder would have been entitled upon the record date of (or date of, if no record date is fixed) such reorganization, reclassification, consolidation, merger or conveyance; and, in any case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth herein shall thereafter be applicable, as nearly as equivalent as is practicable, in relation to any shares of stock or the securities or property (including cash) thereafter deliverable upon the exercise of this Warrant.

          5.3 Number of Shares Purchasable Hereunder. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 5, the number of Shares purchasable upon the exercise hereof shall be adjusted to the nearest whole number of Shares calculated by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares purchasable upon the exercise hereof immediately prior to such adjustment and dividing the product so obtained by the Exercise Price in effect immediately after such adjustment.

          5.4 Certificate. Upon the occurrence of each adjustment or readjustment of the Exercise Price and the number of Shares purchasable hereunder pursuant to this Section 5, the Company at its expense promptly shall compute such adjustments or readjustments in accordance with the terms hereof, and the Company shall prepare and furnish to the Holder hereof a certificate setting forth such adjustments or readjustments and showing in detail the facts upon which such adjustments or readjustments are based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the applicable Exercise Price at the time in effect, and (iii) the number of Shares and the amount, if any, of other property that at the time would be received upon the exercise hereof.

     6. Exchange and Replacement of Certificate.

          6.1 This Warrant is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal office of the Company, for a new Warrant of like tenor and date representing in the aggregate the right to purchase the same number of Shares as are purchasable hereunder in such denominations as shall be designated by the Holder hereof at the time of such surrender.

          6.2 Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and reimbursement and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

     7. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of Shares on the exercise of this Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

     8. Withholding Taxes.

          8.1 Whenever Shares are to be issued upon the exercise of this Warrant, the Company shall have the right to require the Holder to remit to the Company in cash an amount sufficient to satisfy U.S. federal, state and local withholding tax requirements, if any, prior to the delivery of any certificate or certificates for such Shares.

          8.2 Notwithstanding Section 8.1, at the election of a Holder, subject to the approval of the Board of Directors of the Company, when Shares are to be issued upon the exercise of this Warrant, the Holder may tender to the Company a number of Shares, or the Company shall withhold a number of such Shares, the fair market value of which is sufficient to satisfy the tax requirements, if any, attributable to such exercise or occurrence.

     9. Reservation of Securities. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Class A Common Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Exercise Price therefor, all Shares issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

     10. No Rights as Stockholders. Nothing contained in this Warrant confers or shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company.

     11. Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, when sent by a nationally recognized overnight courier or when mailed by registered or certified mail, return receipt requested:

          (a) If to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Company; or

          (b)  If  to  the  Company,   to  215  Southport  Drive,   Suite  1000,
     Morrisville, North Carolina 27560 or to such other address as the Company may designate by notice to the Holder.

     12. Successors. All of the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

     13. Headings. The headings in this Warrant are intended for convenience only and shall have no substantive effect.

     14. Law Governing. This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of North Carolina, without giving effect to conflict of law principles.

     15. Amendment. The provisions of this Warrant may only be waived, amended, supplemented or modified (either prospectively or retroactively) by a written agreement signed by the Company and the Holder.


                                            INTERACTIVE MAGIC, INC.

                                            By:
                                                -------------------------------
                                                Robert L. Pickens, President

                                SUBSCRIPTION FORM

         (To be Executed by the Registered Holder upon Exercise hereof)


     The undersigned hereby irrevocably elects to exercise the right to purchase ______________ Shares pursuant to this Warrant and according to the conditions hereof, and herewith makes payment of the Exercise Price of such Shares in full in the manner prescribed herein.




                                             ___________________________________
                                             Signature



                                             ___________________________________
                                             Name (printed)



Date: ___________, 19__                      ___________________________________
                                             Social Security Number or
                                             Taxpayer's Identification Number